UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2018 (April 26, 2018)

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street
Suite 700
Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (615) 732-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of CapStar Financial Holdings, Inc. (the Company”) was held on April 26, 2018. At the Annual Meeting, the Company’s shareholders (i) elected eleven (11) directors, (ii) ratified the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm, and (iii) approved an amendment to the CapStar Financial Holdings, Inc. Stock Incentive Plan (the “Stock Incentive Plan”). The Proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission on March 19, 2018 (the “Proxy Statement”). Holders of 10,777,805 shares of the Company’s common stock, or approximately 93.2% of the 11,560,593 shares of common stock that are issued and outstanding and entitled to vote, were present in person or represented by proxy at the Annual Meeting.

The following are the final voting results on the Proposals presented to the Company’s shareholders at the Annual Meeting.

Proposal 1:    Election of Directors

The Company’s shareholders elected by the following vote each of the eleven (11) director nominees nominated by the Company’s Board of Directors (the “Board”) to serve as directors until the 2019 annual meeting of shareholders and until their successors have been duly elected and qualified:

Director	For	Withhold	Broker Non-Votes
Dennis C. Bottorff	6,590,499	1,270,510	2,916,796
L. Earl Bentz	7,740,934	120,075	2,916,796
Thomas R. Flynn	7,741,090	119,919	2,916,796
Julie D. Frist	7,739,469	121,540	2,916,796
Louis A. Green, III	7,738,977	122,032	2,916,796
Dale W. Polley	6,564,602	1,296,407	2,916,796
Stephen B. Smith	7,741,023	119,986	2,916,796
Richard E. Thornburgh	6,582,324	1,278,685	2,916,796
Claire W. Tucker	6,580,288	1,280,721	2,916,796
James S. Turner, Jr.	7,741,090	119,919	2,916,796
Toby S. Wilt	7,728,999	132,010	2,916,796

Proposal 2:    Ratification of Elliott Davis, LLC as the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the Audit Committee’s appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
10,757,708	2,624	17,473	—

Proposal 3:    Approval of an amendment to the Company’s Stock Incentive Plan

The Company’s shareholders approved the amendment to the Stock Incentive Plan. The table below sets forth the voting results for Proposal 3:

For	Against	Abstain	Broker Non-Votes
6,587,271	1,266,238	7,500	2,916,796

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Robert B. Anderson Chief Financial Officer and Chief Administrative Officer

Date: April 27, 2018